                                                                   EXHIBIT 10.44

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                FIRST AMENDMENT

                                       TO

                    SEPTEMBER 1, 1998 DISTRIBUTION AGREEMENT
                         BETWEEN GEN-PROBE INCORPORATED
                    AND CHUGAI DIAGNOSTICS SCIENCE CO., LTD.


     This Amendment amends the September 1, 1998 Distribution Agreement made between Gen-Probe Incorporated ("Gen-Probe") and Chugai Diagnostics Science Co., Ltd. ("CDS").

     The parties hereby agree to amend the Distribution Agreement as follows:

     1. Effective Date. the effective date of this First Amendment to the Distribution Agreement shall be June 30, 2002.

     2. Definitions. Capitalized terms not defined in this First Amendment shall have the meanings set forth in the Distribution Agreement.

     3. Sale Prices. Effective as of January 1, 2003, Section 1.15 of the Distribution Agreement (entitled "Sale Prices") is amended to provide that the prices of the Products shall be as set forth on Exhibit A-1, attached to this First Amendment.

     4. Minimum Purchase Commitments. Section 3.3 of the Distribution Agreement (entitled "Minimum Purchase Commitments") is amended to provide that the Minimum Commitments for Gen-Probe Products for the calendar years 2003, 2004, and 2005 are specified in Exhibit B-1, attached to this First Amendment.

     5. Recommended Minimum Dating. Section 6.1 of the Distribution Agreement (entitled "Shipment") is amended to provide that the recommended shelf life for the Products shall be determined by reference to Exhibit C-1, attached to this First Amendment.

     6. Term. The first sentence of Section 16.1 of the Distribution Agreement (entitled "Term") is amended to read as follows: "The term of this Agreement (the "Term") shall be from September 1, 1998 through December 31, 2005, unless earlier terminated hereunder."

     7. Assignment. Section 18.1 of the Distribution Agreement (entitled "Assignment") is amended to add the following sentences: "Gen-Probe hereby consents to the planned acquisition by Fujirebio Inc., a corporation organized under the laws of Japan and having its principal place of business at 62-5 Nihonbashi-Hamacho 2-chome, Chuo-ku, Tokyo, Japan, of one hundred percent (100%) of the issued and outstanding stock of CDS. Any costs associated with or resulting from this acquisition, including costs of re-labeling products, shall be the responsibility of CDS. Gen-Probe shall not have any responsibility for costs associated with or resulting from the acquisition, including re-labeling."

     8. Effect of Amendment. Except as expressly amended by this First Amendment, the Distribution Agreement shall remain in full force and effect.


CHUGAI DIAGNOSTICS                      GEN-PROBE INCORPORATED
SCIENCE CO., LTD.


By:  /s/ HARUO KATO                     By:   /s/ HENRY L. NORDHOFF
   --------------------------              -----------------------------
     Haruo Kato                               Henry L. Nordhoff
     President and                            President and
     Chief Executive Officer                  Chief Executive Officer

ATTACHMENT A-1


                    [3 Pages of Pricing Information Deleted
                  Pursuant to Confidential Treatment Request]

Attachment B-1


                          Minimum Purchase Commitment


         CALENDAR PERIOD                    MINIMUM PURCHASE
         ---------------                    ----------------
                                             (dollar value)

January 1, 2003 - December 31, 2003               [***]

January 1, 2004 - December 31, 2004               [***]

January 1, 2005 - December 31, 2005               [***]


[***]


***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment C-1


                                   GEN-PROBE
                   Recommended Minimum Dating Shipping Levels

                                                                  Minimum Dating
     Cat.#                     Product Name                          (Months)
     -----                     ------------                       --------------






                                     [***]










***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.